UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 4, 2025

Date of Report (Date of earliest event reported)

NEWSMAX INC.

(Exact name of registrant as specified in its charter)

Florida	024-12567	99-2600308
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

750 Park of Commerce Drive, Suite 100

Boca Raton, Florida 33487

(Address of principal executive offices and zip code)

(561) 686-1165

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, $0.001 par value per share	NMAX	New York Stock Exchange, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 – Entry into a Material Definitive Agreement

Standby Equity Purchase Agreement

On April 4, 2025, the Company entered into the Standby Equity Purchase Agreement (“SEPA”) with YA II PN, LTD., a Cayman Islands exempt limited company (“Yorkville”). Pursuant to the SEPA, the Company shall have the right, but not the obligation, to sell to Yorkville up to $1,200,000,000 of its Class B common stock (“Common Stock” or “shares”), subject to certain limitations and conditions set forth in the SEPA, from time to time during the term of the SEPA. Sales of shares to Yorkville under the SEPA, and the timing of any such sales, are at the Company’s option. In accordance with the Company’s obligations under the SEPA, the Company is required to file a registration statement with the Securities and Exchange Commission (the “SEC”) to register under the Securities Act of 1933, as amended (the “Securities Act”) the resale by Yorkville of shares of Common Stock that the Company may elect, in its sole discretion, to issue and sell to Yorkville, under the SEPA.

The Company does not have the right to commence any sales of shares to Yorkville under the SEPA until the date on which all of the conditions to Yorkville’s purchase obligation set forth in the SEPA have been satisfied, including that the registration statement covering such sales be declared effective by the SEC and the final form of prospectus is filed with the SEC. Upon the satisfaction of the conditions to Yorkville’s purchase obligation set forth in the SEPA, the Company may, from time to time, until the first day of the month following the 24-month period after the date of the SEPA, direct Yorkville to purchase a specified amount of shares (each such sale, an “Advance”) by delivering written notice to Yorkville (each, an “Advance Notice”).

The per share subscription price Yorkville will pay for the shares will be either of the following, at the election of the Company:

(i)	97% of the VWAP (as defined below) during the pricing period commencing upon receipt by Yorkville of an Advance Notice (or the next trading day if received after the close of the market) and terminating at the close of market on such day; or

(ii)	97.25% of the lowest daily VWAP during the three consecutive trading days commencing on (x) the trading day the Advance Notice is received by Yorkville if received prior to 9:30 AM eastern time, or (y) the immediately succeeding trading day if received after 9:30 AM eastern time.

“VWAP” means, for any trading day or specified period, the daily volume weighted average price of the Company’s Common Stock for such date on the NYSE as reported by Bloomberg L.P. There is no upper limit on the subscription price per share that Yorkville could be obligated to pay for the shares.

In the case of the election pursuant to clause (i), if the total number of shares traded during the pricing period is less than the Volume Threshold, then the number of shares issued and sold pursuant to such Advance Notice will be reduced to the greater of (A) 30% of the trading volume during such pricing period and (B) the number of shares sold by Yorkville during the pricing period. The “Volume Threshold” is equal to the number of shares requested by the Company in the Advance divided by 0.30.

In the case of the election pursuant to clause (ii), the Company may set a minimum price, and if the VWAP on any trading day during the three-day pricing period is below such minimum price, then for each such trading day, the requested Advance amount will be reduced by an amount equal to 33% of the original amount requested in the Advance and such day will not be factored in to the determination of the price paid by Yorkville. Notwithstanding the foregoing, the SEPA permits Yorkville to sell shares on a day in which the VWAP is below the minimum price set by the Company, but Yorkville must pay the Company 97.25% of such minimum price set by the Company multiplied by the number of shares sold.

The Company will control the timing and amount of any sales of shares to Yorkville. Actual sales of shares to Yorkville under the SEPA will depend on a variety of factors to be determined by the Company from time to time, which may include, among other things, market conditions, the trading price of the Company’s Common Stock and determinations by the Company as to the appropriate sources of funding for its business and operations.

Yorkville will not be obligated to subscribe to any shares under the SEPA which, when aggregated with all other shares then beneficially owned by Yorkville and its affiliates (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 13d-3 promulgated thereunder), would result in the beneficial ownership by Yorkville and its affiliates to exceed 4.99% of the outstanding voting power or number of the Company’s Common Stock.

The net proceeds under the SEPA to the Company will depend on the frequency and prices at which the Company sells shares to Yorkville. The Company expects that any proceeds received by it from such sales to Yorkville will be used for working capital and general corporate purposes.

As consideration for Yorkville’s commitment to purchase shares at the Company’s direction upon the terms and subject to the conditions set forth in the SEPA, the Company agreed to pay Yorkville, (i) a structuring fee in the amount of $25,000 and (ii) a commitment fee in the form of $500,000 of shares (the “Commitment Shares”) based on the VWAP on the date of the SEPA. The Commitment Shares are expected to be issued within three business days of the date of the SEPA.

The SEPA contains customary representations, warranties, conditions and indemnification obligations of the parties. The representations, warranties and covenants contained in such agreements were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements and may be subject to limitations agreed upon by the contracting parties.

The Company shall not effect any sales under the SEPA and Yorkville shall not have any obligation to purchase shares under the SEPA to the extent that after giving effect to such purchase and sale the aggregate number of shares of Common Stock issued under the SEPA together with any shares of Common Stock issued in connection with any other transactions that may be considered part of the same series of transactions, where the number of shares issued would exceed the number of shares representing 19.99% of the Company’s outstanding common stock (including the Company’s Class A common stock on as-converted basis). Thus, the Company may not have access to the right to sell the full $1,200,000,000 shares to Yorkville.

The Company does not know what the subscription price for the shares will be and therefore cannot be certain as to the number of shares it might issue to Yorkville under the SEPA.

There are substantial risks to stockholders as a result of the sale and issuance of shares to Yorkville under the SEPA. These risks include the potential for substantial dilution and significant declines in the share price of the Company’s securities. See “Effect of Sales of Shares under the SEPA on Stockholders” below.

Advances of Shares Under the SEPA

Advances

The Company has the right, but not the obligation, from time to time at its discretion, and up to an aggregate subscription amount of $1,200,000,000, to direct Yorkville to Advance a specified maximum amount of shares by delivering an Advance Notice on any trading day. Each Advance may be up to such amount as is equal to 100% of the average daily volume traded of the Company’s Common Stock during the 5 trading days immediately prior to the date the Company requests each Advance.

Conditions to Each Advance

Yorkville’s obligation to accept Advance Notices that are timely delivered by the Company under the SEPA and to purchase shares in Advances under the SEPA, is subject to the satisfaction, at the applicable date of delivery of an Advance Notice, of certain conditions, including:

●	the accuracy in all material respects of the representations and warranties of the Company included in the SEPA;

●	the registration statement that includes this prospectus (and any one or more additional registration statements filed with the SEC that include shares that may be issued and sold by the Company to Yorkville under the SEPA) having been declared effective under the Securities Act by the SEC, and the Company shall have filed with the SEC in a timely manner all reports, notices and other documents required under the Exchange Act and applicable SEC regulations;

●	the Company having performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the SEPA to be performed, satisfied or complied with by the Company;

●	the Company shall have obtained all permits and qualifications required by any applicable state for the offer and issuance of all the shares issuable pursuant to such Advance Notice or shall have the availability of exemptions therefrom. The issuance of such shares shall be legally permitted by all laws and regulations to which the Company is subject;

●	no condition, occurrence, state of facts or event constituting a Material Outside Event (as such term is defined in the SEPA) shall have occurred and be continuing;

●	no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits or directly, materially and adversely affects any of the transactions contemplated by the SEPA;

●	the shares are quoted for trading on the New York State Exchange (or another nationally recognized principal trading market) and all the shares issuable pursuant to such Advance Notice will be approved for trading on such exchange. The issuance of shares with respect to the applicable Advance Notice will not violate the shareholder approval requirements of the exchange; and

●	there shall be a sufficient number of authorized but unissued and otherwise unreserved shares of Common Stock for the issuance of all of the shares issuable pursuant to such Advance Notice.

Termination of the SEPA

Unless earlier terminated as provided in the SEPA, the SEPA will terminate automatically on the earliest to occur of:

●	the 24-month anniversary of the date of the SEPA; and

●	the date on which Yorkville shall have purchased shares under the SEPA for an aggregate gross purchase price equal to $1,200,000,000;

The Company also has the right to terminate the SEPA at any time, at no cost or penalty, upon five (5) trading days’ prior written notice to Yorkville, provided that there are no outstanding Advance Notices under which the Company is to issue shares.

The Company and Yorkville may also agree to terminate the SEPA by mutual written consent. Neither the Company nor Yorkville may assign or transfer their respective rights and obligations under the SEPA, and no provision of the SEPA may be modified or waived by the Company or Yorkville other than by an instrument in writing signed by both parties.

No Short-Selling by Yorkville

Yorkville has agreed that it and its affiliates will not engage in any short sales during the term of the SEPA. The SEPA stipulates that Yorkville may sell our shares to be issued pursuant to an Advance Notice, following receipt of the Advance Notice, but prior to receiving such shares and may sell other shares of Common Stock acquired pursuant to the SEPA that Yorkville has continuously held from a prior date of acquisition.

Effect of Sales of Shares under the SEPA on Stockholders

All shares that may be issued or sold by the Company to Yorkville under the SEPA, when registered under the Securities Act for resale by Yorkville pursuant to an effective registration statement are expected to be freely tradable. Such shares may be issued and sold by the Company to Yorkville from time to time at its discretion over the term of the SEPA. The resale by Yorkville of a significant number of shares registered for resale at any given time, or the perception that such sales may occur, could cause the market price of the Company’s Common Stock to decline and to be highly volatile. Sales of shares, if any, to Yorkville under the SEPA will depend upon market conditions and other factors to be determined by the Company. The Company may ultimately decide to sell to Yorkville all, some or none of the shares that may be available to sell to Yorkville pursuant to the SEPA.

If and when the Company elects to sell Shares to Yorkville pursuant to the SEPA, Yorkville may resell all, some or none of such shares in its discretion and at different prices subject to the terms of the SEPA. As a result, investors who purchase shares from Yorkville at different times will likely pay different prices for those shares, and so may experience different levels of dilution and in some cases substantial dilution and different outcomes in their investment results. Investors may experience a decline in the value of the shares they purchase from Yorkville as a result of future sales made by the Company to Yorkville at prices lower than the prices such investors paid for their shares. In addition, if the Company sells a substantial number of shares to Yorkville under the SEPA, or if investors expect that the Company will do so, the actual sales of shares or the mere existence of the SEPA arrangement with Yorkville may make it more difficult for the Company to sell equity or equity-related securities in the future at a desirable time and price.

Because the purchase price per share to be paid by Yorkville for the shares that the Company may elect to sell to Yorkville under the SEPA, if any, will fluctuate based on the market prices of the Company’s Common Stock during the applicable Pricing Period (as defined in the SEPA), as of the date of this report, the Company cannot reliably predict the number of shares that the Company will sell to Yorkville under the SEPA, the actual purchase price per share to be paid by Yorkville for those shares, or the actual gross proceeds to be raised by the Company from those sales, if any.

The issuance, if any, of shares to Yorkville pursuant to the SEPA will not affect the rights or privileges of our existing stockholders, except that the economic and voting interests of each of our existing stockholders would be diluted. Although the number of shares that existing stockholders own would not decrease as a result of sales, if any, under the SEPA, the shares owned by our existing stockholders would represent a smaller percentage of the Company’s total outstanding Common Stock after any such issuance.

The foregoing description of the SEPA is not complete and is qualified in its entirety by reference to the full text of the SEPA, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to statements regarding the amount of shares the Company may issue to Yorkville pursuant to the SEPA and the amount of proceeds to be received by the Company from the sale of such shares and related matters. In addition, from time to time, we or our representatives may make forward-looking statements orally or in writing. We base these forward-looking statements on our expectations and projections about future events, which we derive from the information currently available to us. Such forward-looking statements relate to future events or our future performance, including: our financial performance and projections; our growth in revenue and earnings; and our business prospects and opportunities. Forward-looking statements can be identified by those that are not historical in nature, particularly those that use terminology such as “may,” “could,” “intend,” “should,” “expects,” “anticipates,” “contemplates,” “estimates,” “believes,” “plans,” “projected,” “predicts,” “potential,” or “hopes” or the negative of these or similar terms. In evaluating these forward-looking statements, various factors should be considered, including: our ability to change the direction of the Company; our ability to keep pace with new technology and changing market needs; and the competitive environment of our business. These and other factors may cause our actual results to differ materially from any forward-looking statement. Forward-looking statements are only predictions. The forward-looking events discussed in this communication and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties and assumptions about us. The Company does not guarantee future results, performance or achievements. Moreover, neither we nor any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements. Forward-looking statements should not be relied upon as predictions of future events. We are under no duty to update any of these forward-looking statements after the date of this Current Report on Form 8-K to conform our prior statements to actual results or revised expectations, and we do not intend to do so. Factors that may cause actual results to differ materially from current expectations include various factors beyond management’s control, including but not limited to changes in domestic and global general economic and macro-economic conditions and the volatility of the price of Common Stock that may result from, among other things, comments by securities analysts or other third parties, including blogs, articles, message boards and social and other media, large shareholders exiting their position in our Common Stock, any negative public perception of us, sales of shares by Yorkville or other shares we previously registered for resale and/or uncertainties and factors set forth in the sections entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the twelve months ended December 31, 2024, and other filings the Company makes with the Securities and Exchange Commission. Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. Undue reliance should not be placed on forward-looking statements in this Current Report on Form 8-K, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions, or circumstances on which any statement is based.

Item 3.02 – Unregistered Sales of Securities

The information contained above in Item 1.01 is incorporated herein by reference.

In the Purchase Agreement, Yorkville represented to the Company, among other things, that it is an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D under the Securities Act). The securities being issued pursuant to the Purchase Agreement (including the Commitment Shares) are being issued and sold by the Company to Yorkville in reliance upon the exemptions from the registration requirements of the Securities Act afforded by Section 4(a)(2) of the Securities Act. The Company is relying on this exemption from registration in part on representations made by Yorkville in the Purchase Agreement.

Item 7.01 – Regulation FD Disclosure

On April 5, 2025, the Company issued a press release (the “Press Release”) in connection with the entry into the SEPA. The foregoing description of the SEPA is subject to and qualified in its entirety by reference to the full text of the Press Release, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 - Financial Statements and Exhibits

(d) The following exhibits are being filed herewith:

Exhibit No.	Description
10.1	Standby Equity Purchase Agreement, dated April 4, 2025, by and between Newsmax Inc. and YA II PN, Ltd.
99.1	Press Release, dated April 5, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 7, 2025

Newsmax Inc.

By:	/s/ Darryle Burnham
Name:	Darryle Burnham
Title:	Chief Financial Officer